UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2010 (April 28, 2010)
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	1-9397 (Commission File No.)	76-0207995 (I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas (Address of Principal Executive Offices)	77019 (Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3

     This Amendment No. 1 amends the Current Report on Form 8-K that Baker Hughes Incorporated (“Baker Hughes”) filed with the Securities and Exchange Commission (“SEC”) on April 29, 2010, concerning the completion of its acquisition of BJ Services Company (“BJ Services”), to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
          The audited consolidated financial statements of BJ Services as of September 30, 2009 and 2008, and for each of the three years in the period ended September 30, 2009 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are filed herewith.
          The unaudited condensed consolidated financial statements of BJ Services as of December 31, 2009 and September 30, 2009, and for the three months ended December 31, 2009 and 2008 are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are filed herewith.
     (b) Pro Forma Financial Information.
          Unaudited pro forma combined financial statements and explanatory notes relating to Baker Hughes’ acquisition of BJ Services as of December 31, 2009 and for the year ended December 31, 2009 are attached to this Current Report on Form 8-K/A as Exhibit 99.3 and are filed herewith.
     (d) Exhibits.
          23.1 — Consent of Deloitte & Touche LLP.
          99.1 — Audited consolidated financial statements of BJ Services as of September 30, 2009 and 2008, and for each of the three years in the period ended September 30, 2009.
          99.2 — Unaudited condensed consolidated financial statements of BJ Services as of December 31, 2009 and September 30, 2009, and for the three months ended December 31, 2009 and 2008.
          99.3 — Unaudited pro forma combined financial statements and explanatory notes as of and for the year ended December 31, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Dated: May 10, 2010	By:	/s/ William D. Marsh
William D. Marsh
Assistant Secretary and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 23.1	Consent of Deloitte & Touche LLP.

Exhibit 99.1	Audited consolidated financial statements of BJ Services as of September 30, 2009 and 2008, and for each of the three years in the period ended September 30, 2009.

Exhibit 99.2	Unaudited condensed consolidated financial statements of BJ Services as of December 31, 2009 and September 30, 2009, and for the three months ended December 31, 2009 and 2008.

Exhibit 99.3	Unaudited pro forma combined financial statements and explanatory notes as of and for the year ended December 31, 2009.